M-GAB DEVELOPMENT CORPORATION
a Florida corporation

SECURITIES PURCHASE AGREEMENT
AND INVESTOR QUESTIONNAIRE

1.   PURCHASE OF UNITS: The undersigned (the “Purchaser”) hereby irrevocably offers to purchase One Hundred Sixty Six Thousand Six Hundred Sixty Seven (166,667) units (each a “Unit” and collectively the “Units”) from M-GAB Development Corporation, a Florida corporation (the “Company”). Each Unit shall consist of (a) one share of Company common stock (the “Common Stock”) and (b) one warrant (the “Warrants”), a copy of which is attached hereto as Exhibit B. The Purchaser shall pay the purchase price of $0.15 per Unit, for a total purchase price of Twenty Five Thousand Dollars ($25,000) (the “Purchase Price”), which amount, when and if accepted by the Company, will constitute the payment by the Purchaser of the purchase price for the Units. The Units, Common Stock, Warrants, and shares of common stock underlying exercise of the Warrants, shall be referred to herein as the “Securities.”

2.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY PURCHASER: The Purchaser hereby represents, warrants and agrees as follows:

   (a)   The Securities are being purchased by the Purchaser and not by any other person, with the Purchaser’s own funds and not with the funds of any other person, and for the account of the Purchaser, not as a nominee or agent and not for the account of any other person. On acceptance of this Securities Purchase Agreement by the Company, no other person will have any interest, beneficial or otherwise, in the Securities. The Purchaser is not obligated to transfer the Securities to any other person nor does the Purchaser have any agreement or understanding to do so. The Purchaser is purchasing the Securities for investment for an indefinite period not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing or disposing of any Securities. The Purchaser does not intend to subdivide the Purchaser’s purchase of Securities with any person.

   (b)   The Purchaser has been advised that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Securities is to be effected and the Securities will be issued by the Company in compliance with an exemption provided by Regulation E, and under any applicable state blue sky authority. The Purchaser understands that the Company is relying in part on the Purchaser’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Purchaser’s representations, the Purchaser has in mind merely acquiring Securities for resale on the occurrence or nonoccurrence of some predetermined event. The Purchaser has no such intention.

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   (c)   The Purchaser, either alone or with the Purchaser’s professional advisers (i) are unaffiliated with, have no equity interest in (other than as set forth in the Investor Questionnaire attached hereto), and are not compensated by, the Company or any affiliate or selling agent of the Company, directly or indirectly; (ii) has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in Securities; and (iii) has the capacity to protect the Purchaser’s own interests in connection with the Purchaser’s proposed investment in the Securities.

   (d)   The Purchaser acknowledges that the Purchaser has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as the Purchaser considers necessary in connection with the Purchaser’s investment in Securities. As a result, the Purchaser is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Purchaser may have had with respect thereto. The Purchaser understands:

       (i)   The risks involved in this investment, including the speculative nature of the investment;

    (ii)    The financial hazards involved in this investment, including the risk of losing the Purchaser’s entire investment;

       (iii)   The lack of liquidity and restrictions on transfers of the Securities; and

       (iv)   The tax consequences of this investment.

The Purchaser has consulted with the Purchaser’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Purchaser in the Securities and the merits and risks of an investment in the Securities.

   (e)   Understanding that the investment in Securities is highly speculative, the Purchaser is able to bear the economic risk of such investment.

   (f)   The Purchaser, if not an individual, is empowered and duly authorized to enter into this Securities Purchase Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Securities Purchase Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms; and the person signing this Securities Purchase Agreement on behalf of the Purchaser is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

   (g)   The Social Security Number or taxpayer identification shown in this Securities Purchase Agreement is correct, and the Purchaser is not subject to backup withholding because (i) the Purchaser has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the Purchaser that he or she is no longer subject to backup withholding.

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   (h)   The Purchaser hereby acknowledges and agrees that this Securities Purchase Agreement is an offer by the Purchaser to purchase the Securities, which offer may be accepted or declined by the Company. The Purchaser hereby further acknowledges that this Securities Purchase Agreement does not constitute an offer by the Company to sell securities or a solicitation of an offer to buy securities.

   (i)   The Purchaser has accurately completed the Investor Questionnaire attached hereto as Exhibit A and incorporated by reference herein.

3.   INDEMNIFICATION: The Purchaser hereby agrees to indemnify and defend the Company and its directors and officers and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

   (a)   Any breach of or inaccuracy in the Purchaser’s representations, warranties or agreements herein;

   (b)   Any disposition of any Securities contrary to any of the Purchaser’s representations, warranties or agreements herein;

   (c)   Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any director or officer of the Company under the Act, or (ii) any disposition of any Securities.

4.   SUCCESSORS: The representations, warranties and agreements contained in this Securities Purchase Agreement shall be binding on the Purchaser’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers.

Number of Units:	166,667

Amount of Enclosed Check:	$25,000.00

Please make check payable and deliver to:	M-GAB Development Corporation
22342 Avenida Empresa, Suite 220
Rancho Santa Margarita, CA 92688

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TYPE OF OWNERSHIP (Check One)

____ INDIVIDUAL OWNERSHIP	____ PARTNERSHIP
(One signature required)	(Please include a copy of the Statement of Partnership of Partnership Agreement authorizing signature)

____ COMMUNITY PROPERTY	____ CORPORATION
(One signature required)	(Please include Articles of Incorporation and Certified Corporate Resolution authorizing signature)

____ TENANTS IN COMMON	____ TRUST
(Both parties must sign)	(Please include name of trust, name of trustee, and date trust was formed and include copy of the Trust Agreement or other authorization)

____ JOINT TENANTS
(Both parties must sign)

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I, the undersigned, hereby certify under penalty of perjury under the laws of the State of California, that the information contained herein is complete and accurate and may be relied on by the Company. I will notify the Company promptly of any material change in any of such information.

Investor:	Co - investor:

Print or type name	Print or type name

Signature	Signature

Dated: ______________, 2003	Dated: , 2003

Name and title of person signing on behalf of investor, if applicable	Relation, if any, to Investor

Soc. Security or Tax ID Number	Soc. Security or Tax ID Number

Address:	Address:

This Securities Purchase Agreement is accepted by the Company when executed and dated below.

M-GAB Development Corporation,
a Florida corporation

By: Carl M. Berg	Dated:
Its: President

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Exhibit A

Investor Questionnaire
(to be completed by each Purchaser)

Name:        ___________________________

Home Phone:   ___________________________

Work Phone:   ___________________________

1.   a. State of Residence: ________________________________________________________
   b. For how long?____________________________________________________________
   c. Do you maintain a residence in any other state? __________________________________

2.    In which state(s) do you

a. File state income tax returns: _____________________________________________
b. Vote: ________________________________________________________________
c. Hold current driver’s license: ______________________________________________
d. Maintain a house or apartment: ____________________________________________

3.   What is your present age? _________ .
What is your date of birth? ______________________

4.    Is your net worth in excess of $1,000,000? (For purposes of this question, you may include your spouse’s net worth and may include the fair market value of your home, home furnishings and automobiles).

Yes (  ) No (  )

5.   Was your individual gross income during each of the past two years in excess of $200,000?

   Yes (  ) No (  )

6.    If your answer to question 5 was yes, do you reasonably anticipate that your gross income for the current year will be in excess of $200,000?

Yes (  ) No (  )

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7.    Was your joint gross income with your spouse in excess of $300,000 in each of the last two years?

 Yes (  ) No (  )

8.    If your answer to question 7 was yes, do you reasonably anticipate that your joint gross income with your spouse for the current year will be in excess of $300,000?

   Yes (  ) No (  )

9.    Does this investment exceed twenty percent (20%) of your net worth? (For purposes of this question, you may include your spouse’s net worth and the fair market value of your home, home furnishings and automobiles).

Yes (  )  No (  )

10.    Does this investment exceed ten percent (10%) of your net worth? (For purposes of this question, you may include your spouse’s net worth and the fair market value of your home, home furnishings and automobiles).

Yes (  ) No (  )

11.    Your estimated gross income for 2004 is:
 Less than $75,000  _____
 $75,000 - $200,000  _____
 Over $200,000    _____

12.    Your gross income for 2003 was:
Less than $75,000    _____
$75,000 - $200,000    _____
Over $200,000    _____

13.    Your gross income for 2002 was:
Less than $75,000    _____
$75,000 - $200,000    _____
Over $200,000    _____

14.    Current estimated Net Worth (exclusive of home, automobiles):
Less than $150,000    _____
$150,000 - $250,000   _____
Over $250,000    _____

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15.    Investment Experience:

(A)   Please indicate the frequency of your investment in securities that are registered and transferred on one or more of the major United States securities exchanges: Often _____ Occasionally _____ Seldom _____ Never _____.

(B)   Please indicate the frequency of your investment in securities which are purchased, sold or transferred in private transactions: Often _____ Occasionally _____ Seldom _____
Never _____

(C)   If your answer to (A) or (B) above was Seldom or Never, please provide your qualifications in evaluating the merits and risks of this investment?

______________________________________________________________________________
_______________________________________________________________________________

16.    Describe below any business or personal relationship you have with any affiliates of the officers or directors of the Company or any of its affiliates, subsidiaries or business entities in conjunction with this purchase of Securities in the Company, including a statement of the name of the individual(s)and the length of time you have know such individual(s).

______________________________________________________________________________
_______________________________________________________________________________

17.    Have you participated in any prior investments or other business transactions with the Company or its officers, directors, employees, agents or any of its affiliates?

Yes (  ) No (  ) – If yes, please describe:

______________________________________________________________________________
_______________________________________________________________________________

18.   Do you currently have an equity interest in the Company?

Yes (  ) No (  ) – If yes, please describe:

______________________________________________________________________________
_______________________________________________________________________________

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Exhibit B

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